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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 2, 1996
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                        (Date of earliest event reported)

                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

Maine                                  0-16947                        01-0437984
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)

P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
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(Address of principal executive offices)                             (Zip Code)

                                 (207) 761-8500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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                    (Former name, former address and former
                   fiscal year, if changed since last report)
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ITEM 5.  OTHER EVENTS

         As previously reported by Peoples Heritage Financial Group, Inc. (the "Company") in its Current Report on Form 8-K, dated April 3, 1996, the Company completed its acquisition of Bank of New Hampshire Corporation ("BNHC") on April 2, 1996 by means of the merger of First Coastal Banks, Inc. ("First Coastal"), a wholly-owned subsidiary of the Company, with and into BNHC (the "Merger"). Upon consummation of the Merger, each outstanding share of BNHC Common Stock was converted into the right to receive two shares of Company Common Stock. The Merger was accounted for as a pooling of interests for accounting and financial reporting purposes.

         Following consummation of the Merger, the Company merged its two New Hampshire-based banking subsidiaries The First National Bank of Portsmouth and Bank of New Hampshire - under the charter of Bank of New Hampshire effective the close of business on June 28, 1996. This transaction also was accounted for as a pooling of interests for accounting and financial reporting purposes.

         Also as previously announced by the Company in its Current Report on Form 8-K, dated June 5, 1996, the Company, Peoples Heritage Merger Corp. ("PHMC"), a newly-formed, wholly-owned subsidiary of the Company, and Family Bancorp ("Family") have entered into an Agreement and Plan of Merger, dated as of May 30, 1996, which provides, among other things, for (i) the merger of Family with and into PHMC (the "Family Merger") and (ii) the conversion of each share of Family Common Stock outstanding immediately prior to the Family Merger (other than any dissenting shares under Massachusetts law and certain shares held by the Company) into the right to receive 1.26 shares of Company Common Stock, subject to possible adjustment under certain circumstances, plus cash in lieu of any fractional share interest.

         The Company intends to file a registration statement on Form S-4 in connection with its pending acquisition of Family. In accordance with Item 10 of Form S-4, the Company has submitted herewith under Item 7 of this Form 8-K, (i) supplemental financial information, including restated supplemental consolidated financial statements, as of December 31, 1995 and 1994 and for the three years ended December 31, 1995 and (ii) supplemental financial information, including restated supplemental consolidated financial statements, as of March 31, 1996 and for the three months ended March 31, 1996 and 1995, in each case giving retroactive effect to the acquisition of BNHC for all periods presented. The supplemental consolidated financial statements will become, in all material respects, the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

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         (c)      The following exhibits are included with this Report:

                  Exhibit 23       Consent of KPMG Peat Marwick LLP

                  Exhibit 27 Financial Data Schedules at December 31, 1995 and March 31, 1996

                  Exhibit 99(a) Supplemental financial information as of December 31, 1995 and 1994 and for the three years ended December 31, 1995

                  Exhibit 99(b) Supplemental financial information as of March 31, 1996 and for the three months ended March 31, 1996 and 1995

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PEOPLES HERITAGE FINANCIAL GROUP, INC.


Date:  July 2, 1996            By:     /s/ Peter J. Verrill
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                                      Name:  Peter J. Verrill
                                      Title: Executive Vice President, Chief
                                              Operating Officer, Chief Financial
                                              Officer and Treasurer

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